UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 29, 2009
COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	000-23939 (Commission File Number)	93-0498284 (I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On January 29, 2009, Columbia Sportswear Company (the “Company”) issued a press release reporting its fourth quarter and year end 2008 financial results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 7.01 REGULATION FD DISCLOSURE
     In its January 29, 2009 press release, the Company also announced that its board of directors approved a dividend of $0.16 per share of common stock to be paid on March 5, 2009 to its shareholders of record on February 19, 2009.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits
Exhibit
99.1	Press release dated January 29, 2009 (furnished pursuant to Items 2.02 and 7.01 hereof).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: January 29, 2009	By:	/s/ Bryan L. Timm
Bryan L. Timm
Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 29, 2009 (furnished pursuant to Items 2.02 and 7.01 hereof).